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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: June 1, 2000


                       P.D.C. INNOVATIVE INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                             1701 N.W. 126TH AVENUE
                                 CORPORATE PARK,
                            CORAL SPRINGS, FL 33065
                    (Address of principal executive offices)

                                 (954) 341-0092
                         (Registrant's telephone number)


         NEVADA                     0-27157                  65-0799306
(State of Incorporation)   (Commission File Number)  (IRS Employer I.D. Number)


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ITEM FOUR.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 1, 2000, the Board of Directors of P.D.C. Innovative Industries, Inc. terminated the accounting firm of Franklin & Nicholls CPA's L.L.C. as P.D.C.'s Independent Certified Public Accountants citing Franklin & Nicholls inability to complete P.D.C.'s financial reporting obligations in a timely manner.

         P.D.C.'s report on its financial statements for the past two years ending December 31, 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the P.D.C.'s two most recent fiscal years, and the interim period preceding the date of termination, there were no disagreements with Franklin & Nicholls CPA's L.L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Franklin & Nicholls CPA's L.L.C., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         During P.D.C.'s two most recent fiscal years and the interim period preceding Franklin & Nicholls CPA's L.L.C. termination, Franklin & Nicholls CPA's L.L.C. DID NOT:

         * advise P.D.C. that the internal controls necessary for the registrant to develop reliable financial statements did not exist;

         * advised P.D.C. that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

         * advise P.D.C. of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention, that if further investigated may:

                  o Materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or

                  o Cause it to be unwilling to rely on management's representations or


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                           be associated with the registrant's financial
                           statements, and

                  o Require Franklin & Nicholls CPA's L.L.C. to expand the scope of its audit or conduct such further investigation;

         During P.D.C.'s two most recent fiscal years, and the interim period preceding Franklin & Nicholls CPA's L.L.C. termination, Franklin & Nicholls CPA's L.L.C. DID NOT advised P.D.C. that information has come its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Franklin & Nicholls CPA's L.L.C. satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

         On June 16, 2000, P.D.C. engaged the accounting firm of Margolis, Fink & Wichrowski C.P.A. as its Independent Certified Public Accountants. During P.D.C.'s two most recent fiscal years and the interim period preceding the engagement of Margolis, Fink & Wichrowski C.P.A., the Company did not consult with Margolis, Fink & Wichrowski C.P.A on any matters.

EXHIBITS

16       Letter re change in certifying accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   P.D.C. INNOVATIVE INDUSTRIES, INC.
                                             (Registrant)


                                    By: /s/ David Sowers, CEO



Date: June 21, 2000




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